UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 11, 2011

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia       20164

 (Address of principal executive offices)     (Zip Code)

(703) 406-2800

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

In accordance with SEC Release No. 33-8255, the following information is furnished. On May 11, 2011, Sutron Corporation announced via press release the Company's results for its first quarter ended March 31, 2011. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.07 of Matters to a Vote of Security Holders.

On May 11, 2011, Sutron Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

			Withheld/		Broker
1.	To elect five (5) directors for the next year:	For	Against	Abstain	Non-Votes
	Raul S. McQuivey	2,478,963	14,300	-	2,085,369
	Daniel W. Farrell	2,419,741	73,522	-	2,085,369
	Robert F. Roberts, Jr.	2,485,063	8,200	-	2,085,369
	Andrew D. Lipman	2,414,141	79,122	-	2,085,369
	Leland R. Phipps	2,485,063	8,200	-	2,085,369

2.	To ratify the appointment of Yount, Hyde & Barbour as the Company’s
	independent registered public
	accounting firm for fiscal year 2011	2,487,878	4,085	1,300	2,085,369

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 — Press release issued on May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutron Corporation
(Registrant)

Date: May 16, 2011	By:	/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal Accounting Officer